UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 9, 2004


              Exact name of registrant as specified in
 Commission  its charter, address of principal executive       IRS Employer
File Number   office and registrant's telephone number    Identification Number
-----------  -------------------------------------------  ---------------------
  1-14465                   IDACORP, Inc.                       82-0505802
                        1221 W. Idaho Street
                        Boise, ID 83702-5627
                           (208) 388-2200

               State or Other Jurisdiction of Incorporation: Idaho

                                      None
--------------------------------------------------------------------------------
          Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                  IDACORP, Inc.
                                    Form 8-K

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 9, 2004, IDACORP, Inc. (IDACORP) entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, as representative of the several underwriters named in Schedule I thereto, whereby IDACORP agreed to sell and the underwriters agreed to purchase for resale to the public, subject to the terms and conditions expressed therein, 3,500,000 shares of IDACORP's common stock, plus an additional 525,000 shares issuable upon the exercise of a 30-day option granted by IDACORP to the underwriters to cover over-allotments, if any. The common stock is expected to be issued on December 15, 2004, subject to conditions stated in the underwriting agreement.

The underwriting agreement contains representations, warranties and agreements of IDACORP, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the underwriting agreement is filed as Exhibit 1.1 hereto. The prospectus supplement, dated December 9, 2004, relating to the offering was filed with the Securities and Exchange Commission on December 10, 2004 pursuant to Rule 424(b)(5).

ITEM 8.01 OTHER EVENTS

On December 10, 2004, IDACORP issued a press release announcing the pricing of a public offering of 3,500,000 shares its common stock described in Item 1.01 under a shelf registration statement on Form S-3, effective March 6, 2002 (File No. 333-83434). A copy of the press release is filed with this Form 8-K as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Number    Description

1.1 Underwriting Agreement dated December 9, 2004 between IDACORP and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named in Schedule I thereto

5.1       Opinion of Thomas R. Saldin, Esq.

5.2       Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.

23.1      Consent of Thomas R. Saldin, Esq. (included in Exhibit 5.1)

23.2      Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P. (included in Exhibit
          5.2)

99.1      Press Release dated December 10, 2004


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 10, 2004

                                        IDACORP, Inc.

                                        By:  /s/ Darrel T. Anderson
                                             ----------------------
                                             Darrel T. Anderson
                                             Senior Vice President -
                                             Administrative Services
                                             and Chief Financial Officer


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

                                INDEX TO EXHIBITS

Number    Description

1.1 Underwriting Agreement dated December 9, 2004 between IDACORP and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named in Schedule I thereto

5.1       Opinion of Thomas R. Saldin, Esq.

5.2       Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.

23.1      Consent of Thomas R. Saldin, Esq. (included in Exhibit 5.1)

23.2      Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P. (included in Exhibit
          5.2)

99.1      Press Release dated December 10, 2004


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